Exhibit 10.3

This Instrument Prepared By:

Gill Ragon Owen, P.A.
425 West Capitol Avenue, Suite 3801
Little Rock, Arkansas 72201

Loan Number:  2757521066

MORTGAGE, SECURITY AGREEMENT
AND ASSIGNMENT OF RENTS
(Secures Obligatory Future Advances)

Notwithstanding anything to the contrary herein, enforcement of the Mortgage in Minnesota is limited to a default of $14,000,000.00 under Chapter 287 of Minnesota Statutes.

This MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS (the "Mortgage") is dated as of the 17th day of December, 2012, and is executed and entered into by LAKES ENTERTAINEMENT, INC., with an address of 130 Cheshire Lane, Minnetonka, Minnesota 55305 (the "Mortgagor"), in favor of CENTENNIAL BANK, with an address of 620 Chestnut Street, Conway, Arkansas 72032, or its successors or assigns ("Lender").

WHEREAS, Mortgagor is the owner of a 60,000 square foot office building, located on land in Hennepin County, Minnesota, which is more particularly described on EXHIBIT A attached hereto (the "Land"); and

WHEREAS, contemporaneously herewith, Lender extended funds to EVITTS RESORT, LLC, an affiliate of Mortgagor (the “Borrower”), for the purpose of renovating an existing hotel, convention center and golf course and constructing a casino facility all located in Rocky Gap State Park, Allegany County, Maryland (the “Project”); and

WHEREAS, the Lender would not otherwise have extended such credit without Mortgagor executing and delivering this Mortgage and an Unconditional Guaranty of the Borrower’s obligations, given for the purpose of securing the obligations of Borrower to Lender; and

WHEREAS, Borrower’s indebtedness to Lender is evidenced by that certain $17,500,000 Secured Promissory Note of even date herewith which is scheduled to mature on December 17, 2020, unless renewed, extended, modified or accelerated by demand or default in accordance with the Credit Agreement (said note, together with all extensions, renewals, modifications, consolidations, substitutions, replacements, restatements and increased additional advances evidenced by other written documents or otherwise thereof being collectively referred to herein as the "Note"); and

WHEREAS, Lender desires to secure repayment of the Note by means of Mortgagor's execution and delivery of this Mortgage to Lender; and

WHEREAS, all capitalized terms not specifically defined herein shall have the meanings given to them in the Secured Loan Agreement executed by Borrower of even date herewith.

NOW, THEREFORE, in consideration of the mutual covenants and conditions referenced and exchanged herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.           That Mortgagor does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey unto Lender, and unto its successors and assigns, the following described property, rights, interests and estates now owned or hereafter acquired by Mortgagor (the “Property”), TO HAVE AND TO HOLD the same unto the said Lender, its successors and assigns forever:

(a)	Land. The Land;

(b)
Additional Land.  All additional property interests related to the Land hereafter acquired by Mortgagor for use in the development of the Land, but only to the extent such interests are expressly made subject to the lien of this Mortgage by the written agreement of Mortgagor; and

(c)
Improvements.  The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements, and improvements now or hereafter erected or located on the Land and owned by Mortgagor (the "Improvements"); and

(d)
Easements.  All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, tides, interests, privileges, liberties, servitude, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in any street, road or avenue, opened or proposed, in front of or adjoining the Land, and all the estates, rights, titles, interests, property, possession, claim and demand whatsoever, both at law and in equity of Mortgagor of, in and to the Land, the Improvements and every part and parcel thereof, with the appurtenances thereto (collectively, the "Easements"); and

(e)
Fixtures.  All machinery and equipment affixed to or used in conjunction with the Land, the Easements and the Improvements in such a manner that the same are deemed to be fixtures or real property under Minnesota law (including, but not limited to all heating, air-conditioning, plumbing, lighting, communications and elevator fixtures) owned by Mortgagor, or in which Mortgagor has or shall have an interest, now and hereafter located upon the Land, the Easements, or the Improvements, or appurtenant thereto, used or created in connection with the present or future operation and occupancy of the Land, the Easements, and the Improvements owned by Mortgagor (collectively, the "Fixtures"); and

(f)
Leases and Rents.  All leases and other agreements affecting the use, enjoyment or occupancy of all or any part of the Land, the Improvements or the Easements, heretofore and hereafter entered into by Mortgagor, whether before or after the filing by or against Mortgagor of any petition for relief under 11 U.S.C. Section 101, et seq. (the "Bankruptcy Code"), as the same may be amended from time to time (collectively, the "Leases") and all right, title and interest of Mortgagor, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder, and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land, the Improvements and the Easements, whether paid or accruing before or after the filing by or against Mortgagor of any petition for relief under the Bankruptcy Code (collectively, the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt (as hereinafter defined); and

(g)
Condemnation Awards.  All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Land, the Improvements and the Easements, whether from the exercise of the right of eminent domain (including, but not limited to any transfer made in lieu of or in anticipation of the exercise of the right) or for a change of grade, access, or for any other injury to or decrease in the value of the Land, the Improvements and the Easements; and

(h)
Insurance Proceeds.  All proceeds of and any unearned premiums on any insurance policies covering the Land, the Improvements and the Easements, including, without limitation, the right to receive and apply the proceeds of any insurance judgments, or settlements made in lieu thereof, for damage to the Land, the Improvements and the Easements; and

(i)
Conversion.  All proceeds of the voluntary or involuntary conversion of the Land, the Improvements and the Easements, including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims; and

(j)
Rights.  The right, in the name and on behalf of Mortgagor while an Event of Default (as defined in the Secured Loan Agreement) remains uncured, to commence any action or proceeding to protect the interest of Lender in the Land, the Improvements and the Easements, and to appear in and defend any action or proceedings brought with respect to the Land, the Improvements and the Easements; and

(k)
Agreements.  All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, including all management, maintenance and service contracts, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land, the Improvements and the Easements, and any part thereof, and all right, title and interest of Mortgagor therein and thereunder, including, without limitation, the right, while an Event of Default remains uncured, to receive and collect any sums payable to Mortgagor thereunder; and

(l)	Other Rights. Any and all other rights of Mortgagor in and to the items set forth in Subsections (a) through (k) above.

2.           Assignment of Leases and Rents.  Mortgagor hereby absolutely and unconditionally assigns to Lender Mortgagor's right, title and interest in and to all current and future Leases and Rents.  Mortgagor intends this assignment as a present, absolute assignment and not an assignment for additional security only.  Nevertheless, Lender grants to Mortgagor a revocable license to collect and receive the Rents.

3.           Security Agreement.  This Mortgage is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code, as applicable.  The Property includes both real and personal property (to the extent described in Section 2), and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Property.  By executing and delivering this Mortgage, Mortgagor hereby grants to Lender, as security for the Debt, a security interest in the Property to the full extent that the Property may be subject to the Maryland Uniform Commercial Code, as applicable, and, further, authorizes Lender to file and execute on behalf of Mortgagor, if necessary, all financing statements and continuation statements that might be required by law in order to perfect Lender's security interests in and to the Property and other collateral being granted to Lender hereunder.  A carbon, photostatic or other reproduction of this Mortgage shall be sufficient as a financing statement.  Lender shall have the right at any time to file a manually executed counterpart or a carbon, photostatic or other reproduction of this Mortgage as a financing statement in either the central or local UCC records of any jurisdiction wherein the Property is situated, but the failure of Lender to do so shall not impair (a) the effectiveness of this Mortgage as a fixture filing as permitted by Section 9.502(c) of the UCC, or (b) the validity and enforceability of this Mortgage in any respect whatsoever.

4.           Pledge of Monies Held.  Mortgagor hereby pledges to Lender any and all monies now or hereafter held by Lender, as additional security for the Debt (as defined herein) until expended or applied as provided in this Mortgage.

And Mortgagor covenants with Lender, its successors and assigns, that Mortgagor will forever warrant and defend the title to the above-described Property against any and all lawful claims whatsoever.

TO HAVE AND TO HOLD the above granted and described Property unto and for the use and benefit of Lender, and the successors and assigns of Lender, forever;

PROVIDED, however, the foregoing conveyance is given as a mortgage for the purpose of securing the following (the “Debt”) at the time and in the manner provided in the Note and this Mortgage these presents and the estate hereby granted shall cease, terminate, and be void:

(a)	the payment of amounts due pursuant to the Note;

(b)	and the repayment to the Lender of all reimbursable expense at any time accruing to such Lender under the provisions hereof; and

(c)
the payment of all future and additional indebtedness for any amounts advanced under the Secured Loan Agreement, direct or indirect, created after the date of this Mortgage, which may be owing by the Borrower or the Mortgagor (or by any of the persons herein designated under the term "Mortgagor") to the Lender in connection with the Property at any time prior to the payment in full with interest of the indebtedness or the foreclosure of this Mortgage therefor (the event occurring first to be controlling); and it is agreed that this Mortgage shall stand as security for all such future and additional indebtedness.

All recitals set forth in the preamble of this instrument are incorporated herein by this reference.

IT IS EXPRESSLY AGREED AND UNDERSTOOD that the principal amount secured hereby is subject to multiple future advances pursuant to the terms and conditions of that Secured Loan Agreement of even date herewith.  Lender is obligated to fund such future advances in accordance with the terms and conditions of said Secured Loan Agreement.

5.           Remedies.  Upon the occurrence of any Event of Default (as defined in the Secured Loan Agreement”), including the failure of Mortgagor to perform any obligation hereunder or under the Unconditional Guaranty, Mortgagor agrees that Lender may take such action, without notice or demand, unless specifically required, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Property, including, but not limited to the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

(a)	Declare the entire unpaid Debt to be immediately due and payable;

(b)
Institute proceedings, judicial or otherwise, for the complete foreclosure of this Mortgage under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(c)
With or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Mortgage for the balance of the Debt not then due, unimpaired and without loss of priority;

(d)	Institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or any agreement related thereto;

(e)	Recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage;

(f)
Apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Mortgagor, or of any person, firm or other entity liable for the payment of the Debt;

(g)	Subject to any applicable law, the license granted to Mortgagor under Section 2 shall automatically be revoked;

(h)	Exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code;

(i)	Pursue such other remedies as Lender may have under the Credit Agreement and applicable law.

In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Mortgage shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority to secure any portion of the Debt then remaining unpaid.

6.           Protection of the Property. If Lender shall expend any sum or sums for the protection of any of the Property or the lien of this Mortgage (Lender to have uncontrolled discretion as to the necessity of making any such expenditures), the repayment of such sum or sums on demand (with interest thereon at the highest rate permitted under applicable law from the date of each expenditure) shall be the obligation of the Mortgagor; and such obligation to repay will constitute a part of the indebtedness secured hereby.  The expenditures thus made reimbursable will include (without limiting the foregoing) taxes, special improvement assessments, and sums paid to discharge prior liens.  The cost of any abstract or supplemental abstract procured by the Lender of the secured indebtedness to facilitate foreclosure will also constitute a part of the reimbursable expense secured hereby.

7.           Multiple Remedies.  In the event of a default hereunder, the Lender hereby shall be entitled to enforce the lien of this Mortgage in respect to all Property encumbered hereby by foreclosure or otherwise in proceedings that are prosecuted simultaneously or are prosecuted separately in such order as the Lender may select.

8.           Waivers. To the extent permitted by law, Mortgagor hereby waives any and all rights of dower, curtesy, appraisement, sale, redemption and homestead under the laws of Minnesota.

9.           Representations and Warranties.  Mortgagor represents and warrants:

(a)	that Mortgagor is the owner or has control of the Property;

(b)	that Mortgagor has the right to pledge or grant a security interest in the Property;

(c)	that, to Mortgagor’s knowledge, the Property is free from liens, adverse claims, set-offs, default, repayment, defenses and conditions precedent of any kind or character except in favor of Lender;

(d)
that the security interest in the Property granted to Lender hereby is a second priority security interest and that Mortgagor has not, and, except as otherwise provided herein will not, grant or suffer another security interest in or encumbrance against the Property except in favor of Lender;

(e)
that Mortgagor's execution, delivery and performance of this Mortgage (i) will not violate any indenture, agreement or any other instrument to which Mortgagor is a party or by which Mortgagor or any of its property is bound; and (ii) will not be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its property or assets, except as contemplated by the provisions of this Mortgage;

(f)	that this Mortgage when executed and delivered to Lender, will constitute the legal, valid and binding obligations of Mortgagor, enforceable in accordance with its terms; and

(g)
any residential Improvements located on the Land are not used by the Mortgagor as a primary residence and are not subject to any homestead exemptions or other homestead rights.  To the extent any homestead rights or exemptions may be applicable to the Property, the Mortgagor hereby specifically waives them in their entirety.

10.	Covenants of Mortgagor.

(a)
Mortgagor shall (i) perform all obligations secured hereby when performance is due; (ii) permit Lender to exercise its powers granted herein; (iii) execute and deliver such documents as Lender reasonably deems necessary to create, perfect and continue the security interests contemplated hereby; (iv) not permit any lien on the Property, except in favor to Lender and except such purchase money financing liens granted in the ordinary course of Mortgagor’s business and such liens otherwise permitted by Lender; and (v) not change its chief place of business or the place where Mortgagor keeps its records concerning the Property without first giving Lender written notice of the address to which Mortgagor is moving same.

(b)
Without Lender's consent, Mortgagor shall (i) not commingle proceeds; (ii) not sell, transfer, encumber, hypothecate or otherwise dispose of any Property or proceeds (except as may otherwise be permitted herein) at any time, except to Lender, or except in the ordinary course of business; (iii) not materially modify, alter, amend, or subordinate, or consent to or suffer any material modification, alteration, amendment or subordination of, any of the Property, nor, through action or failure to act, waive any of its rights thereunder, except to the extent such waiver does not materially impair Mortgagor’s ability to perform its obligations hereunder; and (iv) provide any service and do all other acts and things reasonably necessary to keep the Property free and clear of all defenses, rights of off-set and counterclaims.

(c)
Upon the request of Lender, Mortgagor shall execute or cause the execution, acknowledgment and delivery of such further instruments (including, without limitation, declarations of no set-off) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage or the Credit Agreement (as defined in the Secured Loan Agreement).

(d)
Mortgagor shall not take any action with respect to any of the Property held by Lender from time to time which is inconsistent with the provisions and the purpose of this Mortgage or which would adversely affect the rights of Lender under the Credit Agreement.

(e)
Mortgagor agrees to pay, prior to delinquency, all taxes, special improvement assessments and other governmental charges against the Property, both real and personal, at any time levied or becoming due.

(f)
Except as otherwise provided above, Mortgagor agrees to prevent the Property from becoming encumbered by any lien or charge having priority over, or on a parity with, the lien of this Mortgage except prior liens in favor of the Lender; and to comply with all statutes, ordinances and regulations relating to such Property.

11.           Due on Sale/Encumbrance. Mortgagor agrees that Mortgagor shall not sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or permit the Property or any part thereof (other than the interest of a tenant) to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred in any transaction which does not result in full payment of the Debt at the time of the closing of such transaction, except as otherwise permitted in Section 10 hereof.

12.           CHOICE OF LAW.  THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARKANSAS (WITHOUT REGARD TO CHOICE OF LAW OR CONFLICT OF LAWS RULES) AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN THE STATE OF ARKANSAS,  EXCEPT TO THE EXTENT THAT REAL AND PERSONAL PROPERTY LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, INCLUDING LAWS RELATING TO PERFECTION AND THE EFFECT OF PERFECTION AND NON-PERFECTION OF LIENS ON REAL AND PERSONAL PROPERTY, OR THE TRANSFER OF, AND EFFECT OF TRANSFER OF, SECURITY TITLE TO REAL PROPERTY LOCATED IN SUCH STATE, SHALL NECESSARILY APPLY TO THE EXERCISE OF ANY REMEDIES RELATING TO THE ENFORCEMENT OF THE SECURITY COVERED BY THIS MORTGAGE AND PROVIDED FURTHER, THE PARTIES EXPRESSLY CHOOSE THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED TO GOVERN THE EFFECTIVENESS OF THE GRANT AND CONVEYANCE OF THE LIEN AGAINST AND SECURITY TITLE TO THE PROPERTY.

13.           Provisions Subject to Applicable Law.  All rights, powers and remedies provided in this Mortgage may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.  If any term of this Mortgage or any application thereof shall be invalid or unenforceable, the remainder of this Mortgage and any other application of the term shall not be affected thereby.

14.           No Oral Change.  This Mortgage, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

15.           Duplicate Originals; Counterparts.  This Mortgage may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original.  This Mortgage may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Mortgage.  The failure of any party hereto to execute this Mortgage, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

16.           Number and Gender.  Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

17.           Subrogation.  If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Mortgagor's obligations hereunder, and under the Note and the Credit Agreement.

18.           Entire Agreement.  The Credit Agreement constitutes the entire understanding and agreement between Mortgagor and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Mortgagor and Lender with respect thereto.  Mortgagor hereby acknowledges that, except as incorporated in writing in the Credit Agreement, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Credit Agreement.

19.           No Waiver.  No waiver by Lender of any default or breach by Mortgagor hereunder shall be implied from any omission by Lender to take, or any delay in taking, action on account of such default other than the default expressly made the subject of the waiver and any such express waiver shall be operative only for the time and to the extent therein stated.  Any waiver of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition.  The consent or approval by Lender to or of any act by Mortgagor requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.  The intent of this paragraph is to avoid unintentional waivers by Lender of any of its rights hereunder.

20.           No Duty of Lender.  Nothing in this Mortgage shall impose or imply any duty or obligation whatsoever upon Lender, and Lender shall be under no duty, to take any action to preserve rights of Mortgagor with respect to any of the security held by Lender for the obligations.  Mortgagor waives any and all impairment of recourse and/or impairment of collateral defenses that it may possess against the Lender.

21.           Binding Effect; Assignment.  This Mortgage may be assigned by Lender.  Mortgagor may not assign its interest in, or obligation under, this Mortgage except with the written consent of Lender.  Subject to the forgoing, all of the terms, covenants, conditions, representations and warranties hereof shall inure to the benefit of, and be binding upon, the successors and assigns of Lender and Mortgagor.  Mortgagor hereby consents to the collateral assignment of Lender's interests in and to this Agreement to third party creditors of Lender without the need for any further consent of whatever nature by Mortgagor.  Should Lender's assignee assume rights under this agreement, Mortgagor covenants and agrees that it will continue to perform this agreement in accordance with its terms and conditions and shall recognize said assignee as the lawful and enforceable successor in interest to Lender.

22.           Preparation of Agreement.  The parties hereto acknowledge that this Mortgage has been negotiated and prepared in an arms-length transaction and that both Lender and Mortgagor have negotiated all the terms contained herein.  Accordingly, the parties agree that neither party shall be deemed to have drafted this agreement and this agreement shall not be interpreted against either party as the draftsman.

23.           Advice of Counsel.  Each party acknowledges to the other that such party has been advised by legal counsel in connection with the negotiation and execution of this Mortgage and that each party understands the terms and conditions contained herein and that each has entered into this Mortgage voluntarily.

24.           Severability.  In the event that any one or more of the provisions contained in this Mortgage or in any other loan document executed in connection herewith shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Mortgage or any other loan document executed in connection herewith, and in lieu of such invalid, illegal or unenforceable provision there shall be added automatically as part of this Agreement or any other loan document executed in connection herewith a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable thereafter.

25.           Minnesota State-Specified Provisions.

(a)           Inconsistencies.  In the event of any inconsistencies between the terms and conditions of this Section 25 and the other provisions of this Mortgage, the terms and conditions of this Section 25 shall control and be binding.

(b)           Application of Rents.  All Rents collected by Lender, or by a receiver, shall be held and applied in the following order:

(1) to payment of all reasonable fees of the receiver, if any, approved by the court;

(2) to the repayment when due of all tenant security deposits, with interest thereon, pursuant to the provisions of Minn. Statutes, § 504B.178;

(3)         to payment of all delinquent or current real estate taxes and special assessments payable with respect to the Property or, if this Mortgage so requires, to the periodic escrow for the payment thereof;

(4) to payment of all premiums then due for the insurance required by the provisions of this Mortgage or, if this Mortgage so requires, to the periodic escrow for the payment thereof;

(5) to payment of expenses incurred for normal maintenance of the Property;

(6)         if received prior to any foreclosure sale of the Property, to Lender for payment of the indebtedness secured by this Mortgage, but no such payment made after acceleration of the indebtedness shall affect such acceleration; and

(7) if received during or with respect to a period after a foreclosure sale of the Property:

(i)           if the purchaser at the foreclosure sale is not Lender, first to Lender to the extent of any deficiency of the sale proceeds to repay the Debt secured by this Mortgage, second to the purchaser as a credit to the redemption price, but if the Property is not redeemed, then to the purchaser of the Property;

(ii)           if the purchaser at the foreclosure sale is Lender, first to Lender to the extent of any deficiency of the sale proceeds to repay the Debt secured by this Mortgage and the balance to the retained by Lender as a credit to the redemption price, but if the Property is not redeemed, then to Lender, whether or not such deficiency exists.

The rights and powers of Lender under this Mortgage and the application of the Rents shall continue and remain in full force and effect both before and after commencement of any action or procedure to foreclose this Mortgage, after any foreclosure sale of the Property in connection with the foreclosure of this Mortgage, and until expiration of the period of redemption from any such foreclosure sale, whether or not any deficiency from the unpaid balance of the Debt exists after such foreclosure sale.

(c)           Receiver.  Lender shall be entitled as a matter of right without notice and without giving bond and without regard to the solvency or insolvency of Mortgagor, or waste of the Property or adequacy of the security of the Property, to apply for the appointment of a receiver, in accordance with the statutes and law made and provided.  The receiver shall collect the rents, and all other income of any kind; manage the Property so to prevent waste; execute leases within or beyond the period of receivership, pay all expenses for normal maintenance of the Property and perform the terms of this Mortgage and apply the rents, issues and profits in the following order to (i) payment of the reasonable fees of said receiver, (ii) application of tenant security deposits as required by Minn. Stats. § 504B.178, (iii) payment when due of prior or current real estate taxes or special assessments with respect to the Property or, if this Mortgage so requires, to the periodic escrow for the payment thereof, (iv) the payment when due of premiums for insurance of the type required by this Mortgage or, if this Mortgage so requires, to the periodic escrow for the payment thereof; and (v) as further provided in any assignment of rents executed by Mortgagor as further security for the Debt (whether included in this Mortgage or a separate instrument), including but not limited to applying the same to the costs and expenses of the receivership, including reasonable attorney’s fees, to the repayment of the Debt and to the operation, maintenance, upkeep and repair of the Property, including payment of taxes and payments of premiums of insurance.  Mortgagor does hereby irrevocably consent to such appointment.

(d)           Foreclosure; Action or Advertisement.  Lender may (and is hereby authorized and empowered to) foreclose this Mortgage by action or advertisement, pursuant to the statutes of the State of Minnesota in such case made and provided, power being expressly granted to sell the Property at public auction and convey the same to the purchaser in fee simple and, out of the proceeds arising from such sale, to pay all Debt secured hereby with interest, and all legal costs and charges of such foreclosure and the maximum attorneys’ fees permitted by law, which costs, charges and fees Mortgagor agrees to pay.  Any real estate or interest or estate sold hereunder may be sold in one parcel, as an entirety, or in such parcels and in such manner or order as Lender, in its sole discretion, may elect.  In case of any sale of the Property pursuant to any judgment or decree of any court or at public auction or otherwise in connection with the enforcement of any of the terms of this Mortgage, Lender, its successors and assigns, may become the purchaser, and for the purpose of making settlement for or payment of the purchase price, shall be entitled to deliver over and use the Loan Agreement and any claims for interest accrued and unpaid thereon, together with all other sums, with interest, advanced and unpaid hereunder, and all statutory charges for such foreclosure including maximum attorney’s fees allowed by law in order that there may be credited as paid on the purchase price the sum then due under the Loan Agreement including principal and interest thereon and all other sums, with interest, advanced and unpaid hereunder, and all charges and expenses of such foreclosure including maximum attorney’s fees allowed by law.

(e)           Fixture Filing.  From the date of its recording, this Mortgage shall be effective as a financing statement filed as a fixture financing with respect to all goods constituting part of the Property (as defined in Section 1 hereof) which are or are to become fixtures related to the Land described herein.  For this purpose, the following information is set forth:

- the name and mailing address of Debtor is the Mortgagor as set forth on page 1 of this Mortgage.

- the name and mailing address of Secured Party is the Lender as set forth on page 1 of this Mortgage.

- This document covers goods which are or are to become fixtures.

- The name of the record owner of the Land is the Debtor described above.

- Debtor is organized as a Minnesota corporation.

- Debtor’s jurisdiction of organization is Minnesota

- Debtor’s organizational identification number is MN10E-882.

[This Space Intentionally Left Blank; Signatures to Follow]

[Signatures to Mortgage, Security Agreement and Assignment of Rents]

IN WITNESS WHEREOF, the undersigned has executed this Mortgage, Security Agreement and Assignment of Rents, as of the date set forth in the preface.

MORTGAGOR:
LAKES ENTERTAINMENT, INC.

By: __/s/ Damon Schramm______________
Title: ___VP-General Counsel___________

ACKNOWLEDGMENT

STATE OF Minnesota
COUNTY OF Hennepin
I, the undersigned authority in and for the said county and state, on this 17th day of December, 2012, within my jurisdiction, hereby certify that the within-named Damon E. Schramm personally appeared before me, the undersigned authority in and for the said county and state, who acknowledged that he is the VP-General Counsel of LAKES ENTERTAINMENT, INC., a Minnesota corporation, and that, for and on behalf of the said corporation and as its act and deed, he executed the above and foregoing instrument after first having been duly authorized by said corporation to do so.

__/s/ Jessica Islas__________________
Notary Public

My commission expires:

_______1-31-2015___________

EXHIBIT A

LAND

Lot 1, Block 1, Carlson Center East, Hennepin County, Minnesota.

Together with benefits and easements created in Declaration of Easements and Covenants, dated December 18, 1996, recorded December 20, 1996 as Document No. 2771390; and as amended by that certain First Amendment to Declaration of Easements and Covenants, dated March 25, 1998 recorded April 14, 1998 as Document No. 3009312.